                                                                   EXHIBIT 23.08



                CONSENT OF TOMLINSON ZISKO MOROSOLI & MASER LLP



    We consent to the reference to our firm under the caption "Legal Matters" in the Prospectus which is a part of Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 33-95318) of Portola Packaging, Inc.



                                            TOMLINSON ZISKO MOROSOLI & MASER LLP



Palo Alto, California
April 30, 1997